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                                                                    Exhibit 10.1


                             SECURED PROMISSORY NOTE

                                                                   July 13, 2000

$234,420                                                   Newton, Massachusetts

     FOR VALUE RECEIVED, Nassib Chamoun (the "Maker"), promises to pay to Aspect Medical Systems, Inc. (the "Company"), or order, at the offices of the Company or at such other place as the holder of this Note may designate, the principal sum of two hundred thirty-four thousand four hundred twenty dollars ($234,420), together with interest on the unpaid principal balance of this Note from time to time outstanding at the rate of 8.0% per year until paid in full. Principal and interest shall be paid as follows:

     - an amount equal to interest only on the outstanding amount of the loan will be paid to the Company on July 12, 2001; and

     - an amount equal $39,070, plus interest on the outstanding amount of the loan will be paid to the Company on each of July 12, 2002, July 12, 2003 and July 12, 2004; and

     - all outstanding principal and interest on the loan will be paid to the Company on July 12, 2005.

     Interest on this Note shall be computed on the basis of a year of 365 days for the actual number of days elapsed, compounded annually. All payments by the Maker under this Note shall be in immediately available funds.

     Payment of this Note is secured by a security interest in certain property of the Maker (the "Collateral") pursuant to a pledge agreement of even date herewith between the Maker and the Company (the "Pledge Agreement").

     This Note shall become immediately due and payable without notice or demand upon the occurrence at any time of any of the following events of default (individually, "an Event of Default" and collectively, "Events of Default"):

     (1) default in the payment when due of any principal, premium or interest under this Note;

     (2)  the occurrence of any event of default under the Pledge Agreement;

     (3) the institution against the Maker or any indorser or guarantor of this Note of any proceedings under the United States Bankruptcy Code or any other federal or state bankruptcy, reorganization, receivership, insolvency or other similar law affecting the rights of creditors generally, which proceeding is not dismissed within thirty (30) days of filing; or

     (4) the institution by the Maker or any indorser or guarantor of this Note of any proceedings under the United States Bankruptcy Code or any other federal or state


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          bankruptcy, reorganization, receivership, insolvency or other similar law affecting the rights of creditors generally or the making by the Maker or any indorser or guarantor of this Note of a composition or an assignment or trust mortgage for the benefit of creditors.

     Upon the occurrence of an Event of Default, the holder shall have then, or at any time thereafter, all of the rights and remedies afforded by the Uniform Commercial Code as from time to time in effect in the Commonwealth of Massachusetts or afforded by other applicable law.

     Every amount overdue under this Note shall bear interest from and after the date on which such amount first became overdue at an annual rate which is two
(2) percentage points above the rate per year specified in the first paragraph of this Note. Such interest on overdue amounts under this Note shall be payable on demand and shall accrue and be compounded monthly until the obligation of the Maker with respect to the payment of such interest has been discharged (whether before or after judgment).

     In no event shall any interest charged, collected or reserved under this Note exceed the maximum rate then permitted by applicable law and if any such payment is paid by the Maker, then such excess sum shall be credited by the holder as a payment of principal.

     All payments by the Maker under this Note shall be made without set-off or counterclaim and be free and clear and without any deduction or withholding for any taxes or fees of any nature whatever, unless the obligation to make such deduction or withholding is imposed by law. The Maker shall pay and save the holder harmless from all liabilities with respect to or resulting from any delay or omission to make any such deduction or withholding required by law.

     Whenever any amount is paid under this Note, all or part of the amount paid may be applied to principal, premium or interest in such order and manner as shall be determined by the holder in its discretion.

     No reference in this Note to the Pledge Agreement or any guaranty shall impair the obligation of the Maker, which is absolute and unconditional, to pay all amounts under this Note strictly in accordance with the terms of this Note.

     The Maker agrees to pay on demand all costs of collection, including reasonable attorneys' fees, incurred by the holder in enforcing the obligations of the Maker under this Note.

     No delay or omission on the part of the holder in exercising any right under this Note or the Security Agreement shall operate as a waiver of such right or of any other right of such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. The Maker and every indorser or guarantor of this Note regardless of the time, order or place of signing waives presentment, demand, protest and notices of every kind and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral, and to the addition or release of any other party or person primarily or secondarily liable.


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     This Note may be prepaid in whole or in part at any time or from time to time upon ten days' prior written notice with the consent of the holder, with the giving of such consent to be in the sole discretion of the holder. Any such prepayment shall be without premium or penalty.

     None of the terms or provisions of this Note may be excluded, modified or amended except by a written instrument duly executed on behalf of the holder expressly referring to this Note and setting forth the provision so excluded, modified or amended.

     All rights and obligations hereunder shall be governed by the laws of the Commonwealth of Massachusetts and this Note is executed as an instrument under seal.

ATTEST:                                        /s/ NASSIB CHAMOUN
                                               -----------------------------
                                               Nassib Chamoun
By: /s/ J. Neal Armstrong
     --------------------------
Title: Chief Financial Officer
       ------------------------


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                                PLEDGE AGREEMENT

     This is a pledge agreement made as of the 13th day of July, 2000 between Nassib Chamoun, an individual residing at 6 Cogswell Court, Needham, Massachusetts 02492 ("Pledgor") and Aspect Medical Systems, Inc., a corporation organized under the laws of the State of Delaware with its principal office at 141 Needham Street, Newton, Massachusetts 02464-1505 ("Pledgee").

     1. PLEDGE OF COLLATERAL. Pledgor hereby grants Pledgee a security interest in the stock and notes identified in Exhibit A, annexed hereto, which Pledgor has delivered to Pledgee, as well as all other instruments, documents, stock certificates, money and goods as may be issued to Pledgee or become issuable to Pledgee by any issuer of such stock or notes from time to time, whether through delivery by Pledgor or otherwise (the "Collateral").

     2. OBLIGATIONS SECURED. The security interest in the Collateral granted hereby secures payment and performance of all debts, loans and liabilities of Pledgor to Pledgee of every kind and description, whether now existing or hereafter arising, including but not limited to a promissory note from Pledgor to Pledgee of even date herewith in the principal amount of $234,420 (the "Note"), together with all interest, fees, charges and expenses with respect to any such debt, loan or liability (the "Obligations").

     3. PLEDGEE'S RIGHTS AND DUTIES WITH RESPECT TO THE COLLATERAL. Pledgee's only duty with respect to the Collateral shall be to exercise reasonable care to secure the safe custody thereof. Pledgee shall have the right but not the obligation to (a) demand, sue for, receive and collect all money or money damages payable on account of any Collateral, (b) protect, preserve or assert any other rights of Pledgor or take any other action with respect to the Collateral, (c) pay any taxes, liens, assessments, insurance premiums or other charges pertaining to Collateral. Any expenses incurred by Pledgee under the preceding sentence shall be paid by Pledgor upon demand, become part of the Obligations secured by the Collateral and bear interest at the rate provided in the Note until paid. Pledgee shall be relieved of all responsibility for the Collateral upon surrendering it to Pledgor.

     4. PLEDGOR'S WARRANTIES AND INDEMNITY. Pledgor represents, warrants and covenants (a) that he is and will be the lawful owner of the Collateral, (b) that the Collateral is and will be fully paid and non-assessable, (c) that the Collateral is and will remain free and clear of all liens, encumbrances and security interests other than the security interest granted by Pledgor hereunder, (d) that Pledgor has the sole right and lawful authority to pledge the Collateral and otherwise to comply with the provisions hereof, and (e) that Pledgor has obtained the consent and agreement of the issuer, and all other persons who have contractual rights or restrictions with respect to the Collateral, to the pledge, disposition and other rights of Pledgee herein. In the event that any adverse claim is asserted in respect of the Collateral or any portion thereof, except such as may result from an act of Pledgee not authorized hereunder, Pledgor promises and agrees to indemnify Pledgee and hold Pledgee harmless from and against any losses, liabilities, damages, expenses, costs and reasonable counsel fees incurred by Pledgee in exercising any right, power or remedy of Pledgee hereunder or defending, protecting or enforcing the security interests created hereunder. Any such loss, liability or expense so incurred shall be paid by


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Pledgor upon demand, become part of the Obligations secured by the Collateral and bear interest at the rate provided in the Note until paid.

     5. VOTING OF COLLATERAL. While Pledgor is not in default hereunder, Pledgor may vote stock and other securities pledged as Collateral.

     6. DIVIDENDS AND OTHER DISTRIBUTIONS. While Pledgor is not in default hereunder, Pledgor may receive cash dividends, payments of principal and interest, and other cash distributions payable with respect to Collateral, PROVIDED, HOWEVER, that Pledgor shall immediately inform Pledgee of the receipt of any such dividend, payment or other distribution and shall hold the amount thereof in trust for Pledgee unless and until Pledgee shall in writing release Pledgor from such trust. Pledgor shall cause all non-cash dividends and distributions with respect to Collateral to be distributed directly to Pledgee, to be held by Pledgee as additional Collateral, and if any such distribution is made to Pledgor, Pledgor shall receive such distribution in trust for Pledgee and shall immediately transfer it to Pledgee.

     7. PLEDGOR'S DEFAULT. Pledgor shall be in default hereunder upon the occurrence of any of the following events:

          (a) If Pledgor is not paying his debts as they become due, becomes insolvent, files or has filed against him a petition under any chapter of the United States Bankruptcy Code, 11 U.S.C. ss. 101 ET SEQ. (or any similar petition under any insolvency law of any jurisdiction), proposes any liquidation, composition or financial reorganization with his creditors, makes an assignment or trust mortgage for the benefit of creditors, or if a receiver, trustee, custodian or similar agent is appointed or takes possession with respect to any property or business of Pledgor;

          (b) If Pledgor dies or becomes incapacitated, or if a conservator or guardian of Pledgor is appointed, or if Pledgor suffers any other legal disability;

          (c) If any lien, encumbrance or adverse claim of any nature whatsoever is asserted with respect to any Collateral;

          (d)  If any warranty of Pledgor hereunder is or shall become false;

          (e)  If Pledgor fails to fulfill any obligation hereunder;

          (f) If Pledgor fails to pay or perform any of the Obligations when such payment of performance is due.

     8. PLEDGEE'S RIGHTS UPON DEFAULT. Upon the occurrence of any default as defined in the preceding section, Pledgee may, if Pledgee so elects in its sole option:

          (a) at any time and from time to time, sell, assign and deliver the whole or any part of the Collateral at a sale through a broker in a public market where securities of the type


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constituting such Collateral are usually traded, without any advertisement, presentment, demand for performance, protest, notice of protest, notice of dishonor or any other notice;

          (b) at any time and from time to time sell, assign and deliver all or any part of the Collateral, or any interest therein, at any other public or private sale, for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as Pledgee in its absolute discretion may determine, PROVIDED that
(i) at least ten days' notice of the time and place of any such sale shall be given to Pledgor, and (ii) in the case of any private sale, such notice shall also contain the minimum terms of the proposed sale;

          (c) exercise the right to vote, the right to receive cash dividends and other distributions, and all other rights with respect to the Collateral as though Pledgee were the absolute owner thereof, whether or not such rights were retained by Pledgor as against Pledgee before default; and

          (d) exercise all other rights available to a secured party under the Uniform Commercial Code and other applicable law.

     9. APPLICATION OF SALE PROCEEDS. In the event of a sale of Collateral, the proceeds shall first be applied to the payment of the expenses of the sale, including brokers' commissions, counsel fees, any taxes or other charges imposed by law upon the Collateral or the transfer thereof and all other charges paid or incurred by Pledgee pertaining to the sale; and, second, to satisfy outstanding Obligations, in the order in which Pledgee elects in its sole discretion; and, third, the surplus (if any) shall be paid to Pledgor.

     10. NOTICES. All notices made or required to be made hereunder shall be sent by United States first class or certified or registered mail, with postage prepaid, or delivered by hand to Pledgee or to Pledgor at the addresses first above written. Notice by mail shall be deemed to have been made on the date when the notice is deposited in the mail.

     11. HEIRS, SUCCESSORS, ETC. This Pledge Agreement and all of its terms and provisions shall benefit and bind the heirs, successors, assigns, transferees, executors and administrators of each of the parties hereto. If this Pledge Agreement is executed by more than one Pledgor, then (a) "Obligations" shall include the Obligations of either or both of the Pledgors, (b) Pledgors shall be in default if any of the events described in Section 7 above takes place with respect to either Pledgor, (c) any notice required of Pledgee shall be given to both Pledgors and (d) all Pledgors' obligations, covenants, warranties and representations hereunder shall be joint and several.

     12. PLEDGEE'S FORBEARANCE. Any forbearance, failure or delay by Pledgee in exercising any right, power or remedy hereunder shall not be deemed a waiver of such right, power or remedy. Any single or partial exercise of any right, power or remedy of Pledgee shall continue in full force and effect until such right, power or remedy is specifically waived in writing by Pledgee.


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EXECUTED under seal at Boston, Massachusetts as of the date first above written.

PLEDGOR:                                     PLEDGEE:

                                             Aspect Medical Systems, Inc.


/s/ Nassib G. Chamoun                        By: /s/ J. Neal Armstrong
-----------------------------                    -------------------------------
Nassib G. Chamoun                                Name: J. Neal Armstrong
                                                 Title: Chief Financial Officer


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EXHIBIT A

     15,628 shares of the Company's Common Stock, $0.01 par value per share


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